Exhibit 10.5

SECOND OMNIBUS AMENDMENT AGREEMENT, dated as of September 26, 2014 (this Amendment Agreement), between CM FINANCE SPV LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, as issuer (the Issuer); CM INVESTMENT PARTNERS LLC (as successor to CM Investment Partners, L.P.), a limited partnership organized under the laws of the State of Delaware, as collateral manager (in such capacity, together with its permitted successors and assigns under the Indenture, the Collateral Manager); STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as trustee (in such capacity, together with its permitted successors and assigns in the trusts under the Indenture, the Trustee); and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as collateral administrator (in such capacity, together with its permitted successors and assigns under the Collateral Administration Agreement, the Collateral Administrator).

WHEREAS, the Collateral Manager, the Issuer and the Collateral Administrator have previously entered into that certain Collateral Administration Agreement, dated as of May 23, 2013 and amended as of December 4, 2013 (the Collateral Administration Agreement). Section 10 of the Collateral Administration Agreement states that the Collateral Administration Agreement may not be amended, changed, modified or terminated except by the Collateral Manager, the Issuer and the Collateral Administrator in writing.

WHEREAS, the Issuer and the Collateral Manager have previously entered into that certain Collateral Management Agreement, dated as of May 23, 2013 and amended as of December 4, 2013 (the Collateral Management Agreement). Section 13 of the Collateral Management Agreement states that the Collateral Management Agreement may not be modified or amended without the prior written consent of the Trustee and the Majority Noteholders and in writing executed by the parties thereto.

WHEREAS, the Issuer, the Trustee and State Street Bank and Trust Company, in its individual capacity (the Bank) have entered into that certain Second Amended and Restated Indenture, dated as of September 26, 2014 (the Indenture).

WHEREAS, each party to the Collateral Administration Agreement has agreed to amend the Collateral Administration Agreement, and each party to the Collateral Management Agreement has agreed to amend the Collateral Management Agreement, in each case, in accordance with the terms of this Amendment Agreement, in order to reflect the terms of the Indenture.

ACCORDINGLY, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions

Capitalized terms used but not defined herein have the respective meanings given to such terms in the Collateral Administration Agreement and the Collateral Management Agreement and, if not defined therein, in the Indenture.

2.	Amendments

With effect from and including the Effective Date (as defined in Section 3):

(a)	the Collateral Administration Agreement is hereby amended by deleting in its entirety the first whereas clause and replacing it with the following:

“WHEREAS, the Issuer intends to issue certain Class A Notes due 2022 (the “Class A Notes”) and certain Class A-R Notes due 2022 (the “Class A-R Notes” and, together with the Class A Notes, the “Notes”;”

(b) the Collateral Management Agreement is hereby amended by deleting the first paragraph of the recitals in its entirety and replacing it with the following:

“The Issuer intends to issue certain Class A Notes due 2022 (the “Class A Notes”) and certain Class A-R Notes due 2022 (the “Class A-R Notes” and, together with the Class A Notes, the “Notes” pursuant to (a) the Second Amended and Restated Indenture, dated as of September 26, 2014 (as further amended, supplemented or otherwise modified from time to time, the “Indenture”), between the Issuer and State Street Bank and Trust Company, a Massachusetts trust company, as trustee (in such capacity, together with its permitted successors and assigns in the trusts under the Indenture, the “Trustee”), and, solely as expressly specified in the Indenture, in its individual capacity (the “Bank”); and (b) with respect to the Class A-R Notes, the Amended and Restated Revolving Credit Note Agreement, dated as of September 26, 2014 (as further amended, supplemented or otherwise modified from time to time, the “Revolving Credit Note Agreement”), between the Issuer, each entity party thereto as a Class A-R Noteholder, State Street Bank and Trust Company, as revolving credit note agent, and the Trustee; and (b) the Amended and Restated Placement Agency Agreement, dated as of September 26, 2014 (the “Class A Placement Agency Agreement”), between the Issuer and UBS Securities LLC, as placement agent;”

3.	Conditions Precedent to Effective Date

This Amendment Agreement shall become effective on and as of the date (the Effective Date) on which this Amendment Agreement shall have been duly executed and delivered by each party hereto.

4.	Representations and Warranties; Covenants; Other Agreements

(a)	Representations and Warranties.

(i)	Each party represents to the other party that each of the representations and warranties contained in the Agreement (including all representations set forth in the Credit Support Annex) is true and correct on and as of the Effective Date with the same force and effect as if made on and as of the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

(ii)	Each party represents and warrants to the other party that this Amendment Agreement has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

(b)	Further Assurance. From time to time, each of the parties hereto will promptly execute and deliver all such further instruments, certificates and documents, and take all such further actions as any one of them may deem to be necessary, advisable, convenient or proper to carry out the intent of this Amendment Agreement.

(c)	Agreement Continuation.

(i)	The Collateral Administration Agreement, as modified by this Amendment Agreement, shall continue in full force and effect, and nothing herein contained shall be construed as a waiver or modification of existing rights under the Collateral Administration Agreement, except as such rights are expressly modified hereby.

(ii)	The Collateral Management Agreement, as modified by this Amendment Agreement, shall continue in full force and effect, and nothing herein contained shall be construed as a waiver or modification of existing rights under the Collateral Management Agreement, except as such rights are expressly modified hereby.

(d)

Consent of the Trustee and each of the Holders. For the purposes of this Amendment Agreement: (i) each of the Holders, by executing and delivering a counterpart of this Amendment Agreement, hereby represents that it is the beneficial owner of Notes having an aggregate principal amount as indicated above its signature hereto; (ii) each of (A) the Trustee (at the direction of each of the Holders) and (B) each of the Holders, who together constitute the Majority Noteholders, by executing and delivering a counterpart of this Amendment Agreement, hereby provides its written consent to the execution of this Amendment Agreement by the Issuer and the Collateral Manager pursuant to Section 13 of the

Collateral Management Agreement, and to the amendment of the Collateral Management Agreement in accordance with the terms of this Amendment Agreement.

5.	Miscellaneous

(a)	Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No person or entity other than the parties hereto and their respective successors and permitted assigns shall have any rights under this Amendment Agreement.

(b)	Entire Agreement. This Amendment Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto.

(c)	Headings. The headings used in this Amendment Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment Agreement.

(d)	Governing Law. This Amendment Agreement shall be construed in accordance with, and this Amendment Agreement and any matters arising out of or relating in any way whatsoever to this Amendment Agreement (whether in contract, tort or otherwise), shall be governed by, the law of the State of New York.

(e)	Jurisdiction. With respect to any suit, action or proceedings relating to this Amendment Agreement or any matter between the parties arising under or in connection with this Amendment Agreement (Proceedings), each party irrevocably: (i) submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and the United States District Court for the Southern District of New York, and any appellate court from any thereof; and (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party. Nothing in this Amendment Agreement precludes any party from bringing Proceedings in any other jurisdiction, nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(f)

Waiver of Jury Trial Right. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDINGS. Each party hereby (a) certifies that no representative, agent or attorney of any other has represented, expressly or otherwise, that such other would not, in the event of a Proceeding, seek to enforce the foregoing waiver; and (b) acknowledges that it has been induced to enter into this Amendment Agreement by, among other things, the mutual waivers and certifications in this paragraph.

(g)	Counterparts. This Amendment Agreement (and each amendment, modification and waiver in respect of this Amendment Agreement) may be executed and delivered in any number of counterparts (including by e-mail (PDF) or facsimile), each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument, and each of the parties hereto may execute this Amendment Agreement by signing any such counterpart. Delivery of an executed counterpart of this Amendment Agreement by e-mail (PDF) or facsimile shall be deemed to constitute due and sufficient delivery of such counterpart.

(h)	Severability. If any term, provision, covenant or condition of this Amendment Agreement, or the application thereof to any party hereto or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any relevant jurisdiction), the remaining terms, provisions, covenants and conditions of this Amendment Agreement, modified by the deletion of the unenforceable, invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity, or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms, provisions, covenants and conditions of this Amendment Agreement, so long as this Amendment Agreement, as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Amendment Agreement, will not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective signatories thereunto duly authorized as of the date first written above.

CM FINANCE SPV LTD.,

as Issuer

By:
Name:
Title:

STATE STREET BANK AND TRUST COMPANY,

as Trustee and as Bank

By:
Name:
Title:

STATE STREET BANK AND TRUST COMPANY,

as Collateral Administrator

By:
Name:
Title:

CM INVESTMENT PARTNERS LLC (as successor to CM Investment Partners, L.P.),

as Collateral Manager

By:	MMCMIP LLC, as Managing Member

By:
Name:
Title:	MMCMIP Designee

Omnibus Amendment Agreement

UBS AG, LONDON BRANCH,
as Holder of Notes

By:
Name:
Title:

By:
Name:
Title:

CM FINANCE INC. (as successor by merger to CM Finance LLC),

as Holder of Notes and as Sole Shareholder

By:
Name:
Title:

Omnibus Amendment Agreement